Exhibit 10.9

AMENDMENT TO THE

JOINT VENTURE AND SHAREHOLDERS

AGREEMENT OF 13th DECEMBER 2012

Between	KATMANDU COLLECTIONS, LLLP

And	PRODUCCIONES DE PARQUES, S.L.

And	MELIÁ HOTELS INTERNATIONAL, S.A.

Concerning:	HOTEL SOL MAGALLUF PARK,

KATMANDU CALVIÀ LEISURE FACILITIES, AND

PRODUCCIONES DE PARQUES, S.L.

Place:	PALMA DE MALLORCA, SPAIN

Dated:	21st DECEMBER 2012

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AMENDMENT TO THE JOINT VENTURE AND SHAREHOLDERS AGREEMENT OF 13th DECEMBER 2012

Executed in Palma de Mallorca, on 21st December 2012

BETWEEN

(1)	KATMANDU COLLECTIONS, LLLP, a limited liability limited partnership duly incorporated and organised under the laws of the state of Nevada, of the United States of America (hereinafter; “USA”), under the file number E0498572006-7, whose registered office is 6060 Welton Avenue, Las Vegas 89107, Nevada, United States of America, a company whose Spanish fiscal identification code for foreign companies (N.I.F.) is [***] represented herein by Ms. Julia Emily Demerau, citizen of the USA, with Spanish personal identification number for non-nationals (N.I.E.) [***], who acts as sole general partner of “Katmandu Collections, LLLP” (“KAT”);

(2)	PRODUCCIONES DE PARQUES, S.L., a limited liability company duly incorporated and organised under the laws of Spain, whose registered office is situated in Calle San Miguel, number 68 – A – 7º, 07002 Palma de Mallorca, Spain, with Spanish fiscal identification code (C.I.F.) [***] ,represented herein by Mr. Larry Scott Demerau, with Spanish personal identification number for non-nationals (N.I.E.) [***] ,and by Mr. Mark Hoddinott, with Spanish [***], who act with power of attorney in the name and on behalf of Producciones de Parques, S.L. (“PDP”); and

(3)	MELIÁ HOTELS INTERNATIONAL, S.A., a public limited liability company duly incorporated and organised under the laws of the Spain, whose registered office is situated in Calle Gremi de Boters, number 24, Polígono Son Castelló, Palma de Mallorca, Spain, with Spanish fiscal identification code (C.I.F.) [***] ,represented herein by Mr. Mark Hoddinott, with Spanish [***], who acts with special power of attorney in the name and on behalf of “Meliá Hotels International, S.A.” (“MHI”)

WHEREAS:

(a)	KAT, PDP and MHI (jointly: the “Parties”) executed on 12th December 2012 a joint venture and shareholders agreement (“JVA”) to further consolidate and intensify the commercial co-operation between MHI and the Katmandu Group through physical, corporate and operative integration of the Sol Magalluf Park Hotel on the one hand, and the Leisure Facilities on the other, establishing the themed leisure-experience hotel under the name “Sol Katmandu Resort”, or under any other name including the Trademarks “Sol” and “Katmandu” the Parties may agree upon, (the “Resort”) as new product on the hospitality, leisure, and entertainment market.

(b)	Through execution of the present document, they wish to amend and complete the “JVA” by a series of Schedules.

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NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed,

A.	GENERAL

A.1.	Schedules

The JVA shall herewith be amended and completed by the following Schedules attached hereto, which shall, for the purporses established in the JVA, form an integral part thereof as form the date of execution of the present document:

(1)	List of Material Agreements, as Schedule 10 to the JVA.

B.	Terms and Conditions

This Amendment shall be entirely subject to the terms and conditions agreed upon by the Parties in the aforementioned JVA.

C.	COUNTEPARTS

This Agreement may be executed in one or more counterparts. All counterparts shall be valid and binding on the Party executing them and shall, when taken together, constitute one and the same document for all purposes. This Agreement may be executed and delivered by facsimile signature for execution on the part of one of more Parties hereto.

In witness whereof, the Parties have caused this Agreement to be duly executed and delivered and hereto sign it in one copy for its notarisation, and submit it to the notary public, together with its unsigned Schedules, so that it can be recorded.

{SIGNATURES ON NEXT PAGE}

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SIGNATURE PAGE

/s/ Julia Emily Demerau
Ms. Julia Emily Demerau, on behalf of
KATMANDU COLLECTIONS, LLLP,
and on her own name and behalf.

/s/ Larry Scott Demerau
Mr. Larry Scott Demerau, on behalf of
PRODUCCIONES DE PARQUES, S.L,
and on his own name and behalf.

/s/ Mark Hoddinott
Mr. Mark Hoddinott, on behalf of
MELIÁ HOTELS INTERNATIONAL, S.A.
And PRODUCCIONES DE PARQUES, S.L,

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